ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

April 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

One Tower Bridge

100 Front Street, Suite 1100

West Conshohoken, Pennsylvania 19428-2881

(610) 260-7600

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Alternative Investment Partners Absolute Return Fund (the “Fund”) dated April 28, 2006. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 12, 2005 and commenced operations on January 1, 2006. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. As defined by the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 66 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)	invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, the Fund’s investments in Investment Funds (as hereinafter defined) are not deemed to be investments in a single industry).

(2)	borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets).

(3)	issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(4)	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(5)	make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements.

(6)	purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Investment Funds that invest or deal in real estate.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Investment Funds (as defined below) in which assets of the Fund are invested.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

Certain Portfolio Securities and Other Operating Policies

As discussed in the prospectus, the Fund invests substantially all of its assets in private investment funds (“Investment Funds”) that are managed by alternative asset managers (“Investment Managers”) that employ different investment strategies in pursuit of superior risk-adjusted returns. Additional information regarding the types of securities and financial instruments in which Investment Managers may invest the assets of the Fund and Investment Funds, and certain of the investment techniques that may be used by Investment Managers, all set forth below.

Equity Securities

The investment portfolios of Investment Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Managers may generally invest the assets of Investment Funds in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

Investment Funds may invest in fixed-income securities. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Investment Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Investment Manager to be of comparable quality.

An Investment Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent an indirect interest in securities of non-U.S. issuers. Non-U.S. securities in which Investment Funds invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under “Risk Factors—Non-U.S. Investments.”

As a general matter, Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Investment Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or an Investment Fund’s investment objective, such as when an Investment Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or Investment Fund’s investment portfolio.

Commodities

Certain Investment Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for a commodity while the Investment Fund has invested directly in that commodity, the value of the Investment Fund’s investment in that commodity may change accordingly.

In addition, the values of commodities are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought,

floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices. These additional variables may create additional investment risks which subject the Investment Fund investments to greater volatility than investments in traditional securities.

Money Market Instruments

The Fund and Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Adviser or Investment Managers deem appropriate under the circumstances. The Fund or Investment Funds also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund or an Investment Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund or Investment Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund or Investment Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund’s investment portfolio.

Special Investment Techniques

Investment Funds may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Investment Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Investment Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Investment Fund may suffer losses as a result of its hedging activities.

Derivatives. Investment Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Investment Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s performance.

If an Investment Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s return or result in a loss. An Investment Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Investment Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures. The Investment Managers may utilize options and futures contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Investment Funds may include options on baskets of specific securities.

The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Investment Funds need not be covered.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating the position by selling the option previously purchased, although the Investment Manager could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Investment Funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser will claim such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s Prospectus or this SAI. There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Investment Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Investment Managers may purchase and sell stock index futures contracts for an Investment Fund. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Investment Managers may purchase and sell interest rate futures contracts for an Investment Fund. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell commodity futures. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. Some or all of the Investment Managers may purchase and sell for the Investment Funds call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes or non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Manager of options on stock indexes will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Investment Managers may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose investment vehicles the Fund could not invest directly, perhaps because of their investment minimums or their unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund currently does not intend to use swaps or other derivatives in this manner.

Lending Portfolio Securities

An Investment Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Investment Fund generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Investment Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Investment Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty. After an Investment Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Investment Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Investment Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Investment Fund may incur a loss.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

As discussed in the prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares from shareholders of the Fund (“Shareholders”) pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

The Fund’s Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund’s Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated once a month at month-end) from State Street Bank and Trust Company, the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Redemptions

As noted in the prospectus, the Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Such mandatory redemptions may be made if:

•	Shares have been transferred or vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;

•	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund to redeem Shares.

Transfers of Shares

With very limited exceptions, Shares are not transferable and liquidity will be provided only through the repurchase offers that will be made from time to time by the Fund. No transfer of Shares will be permitted by the Fund unless the transferee is an “Eligible Investor” (as defined in the prospectus) and after the transfer the value of the Shares beneficially owned by each of the transferor and the transferee is at least equal to the Fund’s minimum investment requirement.

The Fund’s organizational documents provide that each Shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

Officers and Trustees

The Trustees supervise the Fund’s affairs under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

The Board of the Fund currently consists of nine Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley Investment Management Inc. (“MSIM”) (the “Institutional Funds”) and all of the funds advised by Morgan Stanley Investment Advisors Inc. (“MSIA”) (the “Retail Funds”). Seven Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser or its parent company, Morgan Stanley. These Trustees are the “non-interested” or “Independent Trustees” of the Fund. The other two Trustees (the “Interested Trustees”) are affiliated with the Adviser. In addition, four individuals (the “Trustees-Elect”) have been elected by the current Board of the Fund and by the Fund’s current Shareholders to serve as Independent Trustees of the Fund effective as of August 1, 2006. As of that date, subject to shareholder approval, the Trustees-Elect will also become directors or trustees for the Institutional Funds and the Retail Funds.

Independent Trustees

The Independent Trustees (including the Trustees-Elect) of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2005) and other trusteeships/directorships, if any, held by the Trustees, are shown below.

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment advisor that is an affiliated person of the Adviser (including but not limited to MSIM and MSIA).

INDEPENDENT TRUSTEES

Name Age, and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise; Group of Sears Roebuck & Co.	187	Director of various business organizations.

Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee	Since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004), United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the boards of various civic and charitable organizations.

Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

INDEPENDENT TRUSTEES

Name Age, and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 - July 2003); formerly CFO of the J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	187	None.

Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

INDEPENDENT TRUSTEES

Name Age, and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee-Elect	As of August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee-Elect	As of August 2006	President, Cedarwood Associates (mutual fund consulting) (since 2006); Senior Managing Director of Victory Capital Management (1993-2006).	187	None.

Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee-Elect	As of August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997 – December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee-Elect	As of August 2006	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust bank and Corporate Vice President of General Motors Corporation (August 1994 to December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.

(1)	This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected. With respect to Messrs. Bowman, Klein and Reed and Ms. Dennis, the dates reflect the time their service as Director/Trustee of the Retail and Institutional Funds (including the Fund) shall commence.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Interested Trustees

The Trustees who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of December 31, 2005) and the other trusteeships/ directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEES

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Charles A. Fiumefreddo (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman of the Board and Director	Since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.

James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and the Equitable Life Assurance Society of the United States (financial services).

(1)	This is the date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds, as applicable.

Officers

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Since July 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc.; and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square, Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer — Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Dennis F. Shea (53) 1585 Broadway, New York, New York 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer — Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Managing Director and General Counsel of Morgan Stanley Investment Management, Managing Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer (since February 2005) of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with Morgan Stanley Investment Advisors Inc.

Cory Pulfrey (46) One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19428-2881	Vice President	Since January 2003	Managing Director of Morgan Stanley AIP; Lead Portfolio Manager for the Private Markets Portfolios; formerly Managing Director of the Weyerhaeuser Pension Fund Investment Group.

Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration of Morgan Stanley Investment Management; Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Treasurer and Chief Financial Officer of the Institutional Funds.

Noel Langlois (36) One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA	Assistant Treasurer	Since January 2003	Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; officer of various U.S. registered investment companies managed by Morgan Stanley Investment Management Inc.

Jacqueline Dentner (40) One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA	Assistant Treasurer	Since April 2005	Vice President of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; formerly Assistant Vice President of Van Kampen Investment Advisory Corp.

(1)	This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.
(2)	The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Julien H. Yoo, Jennifer Cattier and Bernard Peterson.

For each Trustee (including the Trustees-Elect), the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA or MSIM) for the calendar year ended December 31, 2005 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2005)
Independent:
Frank L. Bowman	N/A	None
Michael Bozic	N/A	over $100,000
Kathleen A. Dennis	N/A	None
Edwin J. Garn	N/A	over $100,000
Wayne E. Hedien	N/A	over $100,000
Dr. Manuel N. Johnson	N/A	over $100,000
Joseph J. Kearns(1)	N/A	over $100,000
Michael F. Klein	N/A	Over $100,000
Michael E. Nugent	N/A	over $100,000
W. Allen Reed	N/A	None
Fergus Reid(1)	N/A	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2005)
Interested:
Charles A. Fiumefreddo	N/A	over $100,000
James F. Higgins	N/A	over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of December 31, 2005, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Trustees, all of whom are Independent Trustees, serve as members of the Governance Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Audit Committee is an “interested person,” as defined under the 1940 Act with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The current Chairman of the Audit Committee is Dr. Manuel H. Johnson.

The Board of Trustees also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee are currently Messrs. Reid, Bozic and Garn, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirement of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nomination from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees.

Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds

The Independent Trustees and the funds’ management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Shareholder Communications. Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Trustees and Officers

Each Independent Trustee receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds’ portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Trustee or officer.

The Fund maintains a Deferred Compensation Plan (the “DC Plan”) which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, funds in the Fund Complex (which includes all of the Retail and Institutional Funds) maintained a similar unfunded Deferred Compensation Plan (the “Prior DC Plan”) which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees of a fund in the Fund complex throughout the year.

The following table shows estimated aggregate compensation payable to each of the Fund’s Trustees (including the Trustees-Elect) by the Fund for the fiscal year ending December 31, 2006 and the aggregate compensation paid to each of the Fund’s current Trustees by the Fund Complex for the calendar year ended December 31, 2005.

Compensation

Name of Trustee	Estimated Aggregate Compensation from the Fund	Number of Portfolios in the Fund Complex from which the Trustee Received Compensation	Total Compensation from the Fund Complex Payable to Trustees (as of December 31, 2005) (5)(6)
Independent:
Michael Bozic(1)(3)	$247	170	$180,000
Edwin J. Garn(1)(3)	$247	170	$178,000
Wayne E. Hedien(1)(2)	$247	170	$180,000
Dr. Manuel H. Johnson(1)	$329	170	$240,000
Joseph J. Kearns(1)(4)	$288	171	$217,000
Michael Nugent(1)(2)	$288	170	$210,000
Fergus Reid(1)(3)	$288	170	$215,000
Frank L. Bowman(5)	$103	N/A	N/A
Kathleen A. Dennis(5)	$103	N/A	N/A
Michael F. Klein(5)	$103	N/A	N/A
W. Allen Reed(5)	$103	N/A	N/A
Interested:
Charles A. Fiumefreddo(2)	$494	170	$360,000
James F. Higgins	$0	170	$0

(1)	Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)	Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Retail Funds and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Retail Funds from that date.
(3)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4)	Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)	Messrs. Bowman, Klein and Reed and Ms. Dennis will not become Trustees until August 2006.
(6)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s current Independent Trustees by the 48 Retail Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees from the 48 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program, and Messrs. Bowman, Klein and Reed and Ms. Dennis were not Trustees during such calendar year.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement(1)
	By All Adopting Funds		From All Adopting Funds
Michael Bozic	$19,439		$46,871
Edwin J. Garn	$(10,738	)(2)	$46,917
Wayne E. Hedien	$37,860		$40,020
Dr. Manuel H. Johnson	$19,701		$68,630
Michael E. Nugent	$35,471		$61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

(2)	Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense had been overaccrued.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and Morgan Stanley Distribution, Inc. (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser, and Morgan Stanley Distribution, Inc. (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Investment Advisory and Distribution Agreements

The Adviser is a wholly owned subsidiary of Morgan Stanley. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, New York 10036 and the principal offices of the Adviser are located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohoken, Pennsylvania 19428-2881.

Pursuant to an Investment Advisory Agreement with the Fund (the “Advisory Agreement”), the Adviser receives compensation for providing investment advisory services in the amounts described below. In managing the Fund, the Adviser may use the services of associated investment personnel employed by its affiliated institutional asset management companies.

Advisory Fees

The Adviser is entitled to receive a monthly advisory fee at an annual rate of 1.50% of the value of the Fund’s month end net assets. The Adviser has contractually agreed to a reduction in the fees payable to them and/or to reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 2.25% of the Fund’s net assets for the 12 month period beginning on the Fund’s initial closing date for subscriptions for Shares (the “Initial Closing Date”). In determining the actual amount of contractual fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from annual operating expenses certain “extraordinary expenses” (as defined herein under “Management of the Fund – Fund Expenses”) and certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed by the Fund.

Approval of the Advisory Agreement

The Advisory Agreement was approved by the Fund’s Board (including a majority of the Independent Trustees) at a meeting held in person on April 28, 2005 and was also approved by the then sole Shareholder of the Fund. The Advisory Agreement of the Fund has an initial term of two years from the date of its execution. The Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules thereunder.

In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser’s expenses in providing the services and the profitability of the Adviser and its affiliated companies and other benefits it derives from its relationship with the Fund. The Independent Trustees reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year’s deliberations. The Independent Trustees gave particular consideration to the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services that the Adviser will provide under the Advisory Agreement, including selection of Investment Funds for investment of the Fund’s assets, allocation of the Fund’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of Investment Managers, management of short-term cash and operations of the Fund, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser will provide under the Advisory Agreement, including, among other things, providing to the Fund office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services to be provided in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun. The Board concluded that, since the Fund had no assets to invest and had no track record of performance, this was not a factor it needed to address at this time.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the fee for advisory and administrative services (the “management fee”) proposed to be paid by the Fund under the Advisory Agreement. The Board noted that the structure of the compensation to be paid to the Adviser by the Fund, namely, an asset-based management fee, was different from that payable to the Adviser by the existing fund of hedge funds (the “Existing Fund”) managed by the Adviser with investment strategies comparable to those of the Fund, namely an asset-based management fee and a performance-based incentive allocation. The Board also noted that the Fund will be offered to a very different group of investors than the Existing Fund, some of which may not be eligible under the Investment Advisers Act of 1940, as amended, to be charged a performance-based fee.

Given these differences, the Board concluded that the different management fee rate to be paid to the Adviser by the Fund was understandable.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed information provided by the Adviser regarding the management fee rates paid by other funds with investment strategies comparable to those of the Fund that are managed by other advisers with no performance-based fee (the “expense peer group”). The Board also reviewed the management fee rate to be paid by the Fund and the total expense ratio (as estimated by the Adviser) of the Fund. The Board noted that: (i) the Fund’s management fee rate was lower than the management fee rate of each of the funds in the expense peer group; and (ii) the Fund’s estimated total expense ratio was lower than the total expense ratio of the majority of the funds included in the Fund’s expense peer group. The Board concluded that the Fund’s management fee and estimated total expense ratio were competitive with those of the Fund’s expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Advisory Agreement and noted that it does not include any breakpoints. The Board considered that the Fund had not begun operations and concluded that economies of scale for this Fund were not a factor that needed to be considered at this time.

Profitability of Adviser and Affiliates

Since the Fund has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” that the Adviser and its affiliates may reasonably be expected to derive from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser. The Board also considered that affiliates of the Adviser will receive from the Fund a Shareholder Servicing Fee for services to be provided by each affiliate to its customers who are shareholders of the Fund. The Board also considered that an affiliate of the Adviser will receive a Placement Fee from investors in the Fund for placing Fund shares with those investors. The Board considered the float benefits and concluded that they were relatively small. The Board also considered the Shareholder Servicing Fee and the Placement Fee and concluded that those fees were competitive with those of comparable funds, based on information provided by the Adviser.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests substantially all of its assets in Investment Funds which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability.

The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser to be monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the proposed Advisory Agreement.

The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the financial strength of the Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its Shareholders.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

Distributors

Morgan Stanley Distribution, Inc. and Van Kampen Funds Inc., each a wholly owned subsidiary of Morgan Stanley, serve as the Fund’s distributors pursuant to separate distribution agreements. The principal offices of Morgan Stanley Distribution, Inc. and Van Kampen Funds Inc. are located at 1221 Avenue of the Americas, New York, New York 10020.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2005. (Note that Kevin Kuntz was not a portfolio manager of the Fund before April 2006, so there is no information to report with respect to Mr. Kuntz.)

Mustafa A. Jama Jerome B. Baesel George A. Shows Jose F. Gonzalez-Heres Paresh Bhatt Richard J. Papetti	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	One	$2.02
Other Pooled Investment Vehicles	Six	$2.18
Other Accounts	Three	$1.32

Securities Ownership of Portfolio Managers

As of December 31, 2005, none of Mustafa A. Jama, Jerome B. Baesel, George A. Shows, Jose F. Gonzalez-Heres, Paresh Bhatt or Richard J. Papetti owned any securities in the Fund.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Components of discretionary compensation may include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards – a mandatory program that defers a portion of discretionary year-end compensation and notionally allocates it to designated funds advised by the Adviser or its affiliates. The awards are subject to vesting and other conditions;

•	Voluntary Deferred Compensation Plans – voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors typically include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Fund Expenses

The Fund bears all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Expenses borne by the Fund (and thus indirectly by its investors) include, but are not limited to, the following:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees or allocations and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments to be made in Investment Funds;

•	fees and disbursements of any accountants engaged by the Fund, expenses related to the annual audit of the Fund and the preparation of the Fund’s information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator; recordkeeping, custody and transfer fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the Shareholder Servicing Fee (as defined in the prospectus);

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to shareholders of the Fund;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The Adviser has borne the Fund’s organizational and offering expenses of approximately $670,000.

“Extraordinary expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding; indemnification expenses; and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

The Investment Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds and the amount of any distributions from the Investment Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund and its Shareholders.

Proxy Voting Policies and Procedures and Proxy Voting Record

While it is unlikely that the Fund will hold voting securities on a regular basis pursuant to its stated investment policies, the Fund may, from time to time, hold voting Shares in an Investment Fund and may at some point vote a proxy. The Board of Trustees of the Fund believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser’s Proxy Voting Policy (“Proxy Policy”).

The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee (“Committee”) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long term investment returns. The Proxy Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser will generally not vote a proxy if it has sold the affected security between the record date and the meeting date.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management’s nominees.

•	The Adviser will vote in accordance with management’s recommendation with respect to certain nonroutine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

•	The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.).

•	The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

•	The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

•	The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

•	Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

Conflicts of Interest

If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and the Committee will have sole discretion to cast a vote.

Third Parties

To assist in its responsibility for voting proxies, and the Adviser has retained Institutional Shareholder Services (“ISS”) and Glass Lewis has been retained as experts in the proxy voting and corporate governance area. In addition to ISS and Glass Lewis, the Adviser may from time to time retain other proxy research providers, ISS, Glass Lewis and these other proxy research providers are referred to as “Research Providers.” The services provided to the Adviser by the Research Providers include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Proxy Policy, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available on our web site at www.morganstanley.com/funds and on the SEC’s web site at www.sec.gov.

CONFLICTS OF INTEREST

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser and may follow. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. Similarly, the Adviser anticipates that each Investment Manager will consider participation by the Fund or an Investment Fund in which the Fund participates in all appropriate investment opportunities that are also under consideration for investment by the

Investment Manager for Investment Funds and other accounts managed by the Investment Managers, other than the Fund (“Investment Manager Accounts,” and together with the Adviser Accounts, “Other Accounts”), that pursue investment programs similar to that of the Fund. There may be circumstances, however, under which the Adviser or Investment Manager will cause one or more Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser or Investment Manager will commit the Fund’s assets. There also may be circumstances under which the Adviser or Investment Manager will consider participation by Other Accounts in investment opportunities in which the Adviser or Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Other Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund differ from those of the Other Accounts. Accordingly, the future performance of the Fund and the Other Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Other Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or an Investment Manager for the Other Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund participates and/or the Other Accounts, thereby limiting the size of the Fund’s or an Investment Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Other Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Other Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the

Adviser or an Investment Manager, or by the Adviser for the Other Accounts, that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Other Accounts or the Fund.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Other Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Other Account to sell, or the Investment Fund to sell and an Other Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, Trustees, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, Trustees, officers or employees may give rise to conflicts of interest other than those described above.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Fund maintains a separate capital account for each Shareholder (including the Adviser, or any of its affiliates to the extent any of them contributes capital to the Fund as a Shareholder). Each such capital account has an opening balance equal to the Shareholder’s initial contribution to the capital of the Fund and is increased by the sum of the amount of cash and the value of any securities contributed by the Shareholder to the capital of the Fund, plus any amounts credited to the Shareholder’s capital account as described below. Each Shareholder’s capital account is reduced by the sum of the amount of any repurchase by the Fund of the Shares, held by the Shareholder, plus the amount of any distributions to the Shareholder that are not reinvested, plus any amounts debited against the Shareholder’s capital account as described below.

Capital accounts of Shareholders are adjusted as of the close of business on the last day of each of the Fund’s fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Fund’s business on the first to occur of the following: (1) the last day of a fiscal year of the Fund; (2) the last day of a taxable year of the Fund; (3) the day preceding any day on which a contribution to the capital of the Fund is made; (4) any day on which the Fund repurchases any Shares of any Shareholder; (5) the day on which a substituted Shareholder is admitted; or (6) any day on which any amount is credited to or debited against the capital accounts of all Shareholders in accordance with their “investment percentages.” An “investment percentage” will be determined for each Shareholder as of the start of each fiscal period by dividing the balance of the Shareholder’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Shareholders as of that date.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Shareholders as of the last day of the fiscal period in accordance with Shareholders’ investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and excluding the amount of any items to be allocated among the capital accounts of the Shareholders other than in accordance with the Shareholders’ investment percentages. Allocations for U.S. federal income tax purposes generally are made among the Shareholders so as to reflect equitably amounts credited or debited to each Shareholder’s capital account for the current and prior fiscal years. See “Tax Aspects - Tax Treatment of the Fund’s Operations - Allocation of Profits and Losses” in the SAI.

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Shareholder will be debited against the capital account of that Shareholder as of the close of the fiscal period during which the Fund paid those obligations, and any amounts distributable at or after that time to the Shareholder will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Shareholder and any successor to the Shareholder’s Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Shareholder, although in the event that the Fund determines that a Shareholder is eligible for a refund of any withholding tax, it may, at the request and expense of the Shareholder, assist the Shareholder in applying for the refund.

Any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Shareholders, will generally be charged to only those Shareholders on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Shareholders as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

The Fund may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Shareholders for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Shareholders at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1.0% of the aggregate value of the capital accounts of all those Shareholders, the amount of the reserves, increase, or decrease may instead be charged or credited to those investors who were Shareholders at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

TAX ASPECTS

The following discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding United States federal tax penalties, and was written to support the promotion or marketing of the Fund. Each investor should seek advice based on such person’s particular circumstances from an independent tax advisor.

The following is only a summary of certain additional federal income and tax considerations generally affecting the Fund and its U.S. Shareholders that are not described in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder (the “Regulations”) as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

This summary also does not discuss all of the tax consequences that may be relevant to a particular Shareholder or to Shareholders that acquire Shares in the Fund other than for cash. Certain classes of Shareholders (including insurance companies, tax-exempt organizations, employee stock ownership plans, financial institutions, brokers, dealers, subchapter S corporations, persons whose functional currency is not the U.S. dollar, persons that hold their Shares as a hedge or otherwise have hedged (or will hedge) the risk of holding Shares, persons that hold Shares as part of (or in connection with) a “straddle,” “conversion” or other integrated transaction or persons who actually or constructively own 10 percent or more of certain equity securities or voting control of any company in which the Fund invests) may be subject to special rules not discussed below. Such Shareholders should consult with their own tax advisors as to the tax consequences of an investment in the Fund. In addition, the following discussion does not address the U.S. federal, state or local income tax consequences relevant to non-U.S. Shareholders. Non-U.S. Shareholders should consult with their own tax advisors as to the tax consequences of an investment in the Fund.

Notwithstanding anything to the contrary in the prospectus or this SAI, each Shareholder (and each employee, representative, or other agent of such Shareholder, as applicable) may disclose to any and all persons, without limitation of any kind, the U.S. federal and state tax treatment and tax structure of the transactions described herein or contemplated hereunder and all materials of any kind (including any opinions or other tax analyses) that are provided to the Shareholders relating to such tax treatment and tax structure. For this purpose, “tax structure” is limited to facts relevant to the U.S. federal and state tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

Tax Treatment of the Fund’s Operations

Classification of the Fund. Prior to commencement of operations, the Fund received an opinion of Clifford Chance US LLP, counsel to the Fund, substantially to the effect that, based on the Code and Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the

Code and Regulations, and certain representations of the Adviser, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Clifford Chance US LLP also provided the Fund with an opinion substantially to the effect that based upon, among other things, the restrictions on transferability of the Shares in the Fund and the limitations on any right to have the Shares repurchased by the Fund at the request of the Shareholder, the anticipated operations of the Fund and certain representations of the Adviser, the Shares in the Fund will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that the Fund will not be treated as a “publicly traded partnership” taxable as a corporation.

The opinions of counsel received by the Fund are not binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of that income, other than in certain redemptions of Shares, would be treated as dividend income when received by the Shareholders to the extent of the current or accumulated earnings and profits of the Fund; and Shareholders would not be entitled to report profits or losses realized by the Fund. One consequence would be a significant reduction in the after-tax return to the Shareholders. The balance of the discussion below is based on the assumption that the Fund will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references in the discussion to the tax consequences of the Fund’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in an Investment Fund.

As an entity taxed as a partnership, the Fund is not itself subject to U.S. federal income tax. The Fund files annual Fund information returns with the IRS that reports the results of its operations. Each Shareholder is required to report separately on the Shareholder’s income tax return the Shareholder’s distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Shareholder is taxed on the Shareholder’s distributive share of the Fund’s taxable income and gain regardless of whether the Shareholder has received or will receive a distribution from the Fund. A Shareholder may have taxable income for a taxable year for which it has incurred an economic loss with respect to the Shares in the Fund.

Funds such as the Fund with 100 or more shareholders may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain Fund items, and the handling of Fund audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the Shareholders. If the Fund is eligible, the Adviser may elect to have such rules and procedures apply to the Fund if it believes that they may be beneficial to a majority of the Shareholders. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on the Shareholders.

Allocation of Profits and Losses. Under the Declaration of Trust, the Fund’s net capital appreciation or net capital depreciation for each accounting period of the Fund is allocated among the Shareholders and to their capital accounts without regard to the amount of income or loss recognized by the Fund for U.S. federal income tax purposes. The Declaration of Trust provides that items of income, deduction, gain, loss or credit recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Shareholders pursuant to the Regulations, based upon amounts of the

Fund’s net capital appreciation or net capital depreciation allocated to each Shareholder’s capital account for the current and prior fiscal years.

Under the Declaration of Trust, the Fund has the discretion to allocate specially an amount of the Fund’s capital gain (including short-term capital gain) or capital loss for U.S. federal income tax purposes to a withdrawing Shareholder to the extent that the Shareholder’s capital account exceeds or is less than, as the case may be, his, her or its U.S. federal income tax basis in his, her or its Shares, or such Shareholder’s U.S. federal income tax basis exceeds his, her or its capital account. No assurance can be given that, if the Fund makes such a special allocation, the IRS will accept the allocation. If the allocation is successfully challenged by the IRS, the Fund’s tax items allocable to the remaining Shareholders would be affected.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of Fund property upon distributions of Fund property to a partner and transfers of Fund Shares (including by reason of death) if a partnership election has been made under Section 754 of the Code. Under the Declaration of Trust, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement an election, the Adviser currently does not intend to make an election.

The Adviser decides how to report the Fund items on the Fund’s tax returns, and all Shareholders are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Fund’s items have been reported. In the event the income tax returns of the Fund are audited by the IRS, the tax treatment of the Fund’s income and deductions generally will be determined at the Fund level in a single proceeding rather than by individual audits of the Shareholders. The Adviser is the Fund’s “Tax Matters Partner” and in that capacity has the authority to bind certain Shareholders to settlement agreements and the right on behalf of all Shareholders to extend the statute of limitations relating to the Shareholders’ tax liabilities with respect to Fund items.

Distributions and Partial and Total Withdrawals from the Fund

In general, no gain or loss will be recognized by an Shareholder on distributions, if any, from the Fund. However, gain will be recognized by each Shareholder on the Fund’s distributions of money, to the extent that the amount of money distributed exceeds the adjusted basis of its Shares in the Fund immediately before the distribution. This gain has the same character as would gain realized by an Shareholder upon a sale or exchange of its Shares in the Fund (discussed below). Distribution of “marketable securities,” as defined in Section 731 of the Code, under certain circumstances will be treated as money for these purposes. An exception from such treatment applies to distributions from certain securities investment partnership and the Adviser will endeavor, consistent with the Fund’s overall business objections, to have the Fund qualify for such exception.

If an Shareholder receives a distribution of money or other property from the Fund and such money or other property is treated as received in exchange for the Shareholder’s interest in the “unrealized receivables” or “substantially appreciated inventory items” of the Fund (including “unrealized receivables” and “substantially appreciated inventory items” of any partnership in which the Fund invests), the Shareholder (and the Fund, under certain circumstances) could be required to recognize gain. Similarly, an Shareholder (and possibly the Fund) could be required to recognize ordinary income upon a distribution of “unrealized receivables” or “substantially appreciated inventory items” from the Fund, if such distribution is treated as received in exchange for the Shareholder’s interest in other property of the Fund. The Adviser does not expect that the Fund will own significant amounts of “unrealized receivables” or “substantially appreciated inventory items.”

As discussed above, the Declaration of Trust provides that the Fund may specially allocate items of Fund capital gain (including short-term capital gain) or capital loss to a withdrawing Shareholder to the extent its liquidating distribution would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its Shares. Such a special allocation or capital gain may result in the withdrawing Shareholder recognizing capital gain, which may include short-term gain, in the Shareholder’s last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing recognizing Shareholder capital loss, which may include long-term capital loss, in the Shareholders’ last taxable year in the Fund, thereby reducing the amount of short-term capital loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Sale of Shares. If an Shareholder has all or any portion of its Shares repurchased, the Shareholder will be required to recognize gain or loss in the amount of the difference between the amount realized on the repurchase and the tax basis of its Shares or the portion of its Shares repurchased. Any gain or loss realized upon a repurchase of Shares will be treated as capital gain or loss unless the gain is attributable to Shares in passive foreign investment companies in which the Fund does not make an election to be taxed currently and in any controlled foreign corporation in which the Fund is treated as a “United States Shareholder,” and “unrealized receivables” or “substantially appreciated inventory items,” in which case all or a portion of the gain attributed to such items will be treated as ordinary income.

The repurchase of 50% or more of the total Shares in the Fund’s capital and profits within any 12-month period (other than withdrawals) could result in a termination of the Fund for U.S. federal income tax purposes. In that event, the Fund would be treated as having contributed all its assets to a new partnership and distributed Shares in such new partnership to the Shareholders in proportion to their Shares in the Fund. The termination would also close the Fund’s taxable year, so that each Shareholder’s distributive share for the short year ending on the date of the Fund’s termination would be included in its taxable year during which the termination takes place. This could result in the “bunching” of the Fund’s income in an Shareholder’s individual return for its fiscal year in which the termination occurs, if the Shareholder’s fiscal year differs from that of the Fund.

The closing of the Fund’s taxable year will also occur with respect to any Shareholder who has all of its Shares redeemed.

Tax Treatment of Fund Investments

In General. The Adviser expects that the Fund and the Investment Funds will act as traders or investors, and not as dealers, with respect to their respective securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation. As noted above, unless otherwise indicated, references in the discussion to the tax consequences of the Fund’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in an Investment Fund.

Gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Adviser thus expects that its gains and losses from its securities transactions and the gains and losses from the Investment Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, non-U.S. currency forward contracts and certain options contracts that qualify as (or qualify for treatment as) “Section 1256 Contracts,” which are described below. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to certain non-U.S. regulated contracts and options contracts may serve to alter the manner in which the Fund’s or an Investment Fund’s holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund or an Investment Fund.

The Fund may acquire a Derivative position with respect to other Investment Funds, which may be treated as constructive ownership of the other Investment Fund. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and contemporaneous maturity dates. If the Fund has long-term capital gain from a “constructive ownership transaction,” the amount of the gain that may be treated as long-term capital gain by the Fund is limited to the amount that the Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income on the underpayment of tax for each year that the constructive ownership was open.

The Fund may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. Certain of such dividends may qualify for the 15% maximum tax rate for qualified dividend income applicable to individuals, estates and trusts. The Fund or an Investment Fund may hold debt obligations with “original issue discount,” in which case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Fund or Investment Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount, or its share of such market discount in the case of an obligation held by an Investment Fund, that accrued during the period the debt obligation was held by the Fund or an Investment Fund. The Fund may realize ordinary income or loss with respect to its or an Investment Fund’s investments in Funds engaged in a trade or business. Income or loss from transactions involving certain Derivatives, such as the periodic payments from swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund or an Investment Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered “miscellaneous itemized deductions” which, for a noncorporate Shareholder, may be subject to restrictions on their deductibility.

Gain recognized by the Fund or an Investment Fund from certain “conversion transactions” will be treated as ordinary income. In such a transaction, substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain, or (4) any other transaction specified in Regulations.

Shareholders may be treated as owning positions held by the Fund, including positions held by the Fund through different investment advisory agreements or Investment Funds. Those positions, and other positions held by a Shareholder, may be treated as positions in a straddle as described below under the caption “Effect of Straddle Rules on Shareholders’ Securities Positions.”

Currency Fluctuations. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund (directly or through an Investment Fund) frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Fund on the acquisition and disposition of non-U.S. currency (for example, the purchase of non-U.S. currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or ordinary loss.

The Fund or an Investment Fund may acquire non-U.S. currency forward contracts, enter into non-U.S. currency futures contracts and acquire put and call options on non-U.S. currencies. If the Fund or an Investment Fund acquires currency futures contracts or option contracts, including those that are Section 1256 Contracts, or any currency forward contracts, however, any gain or loss realized by the Fund with respect to the instruments will be ordinary, unless (1) the contract is a capital asset in the hands of the Fund or an Investment Fund and is not a part of a straddle transaction and (2) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a Section 1256 Contract, Section 1256 of the Code will govern the character of any gain or loss recognized on the contract.

Section 1256 Contracts. The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain options contracts. Section 1256 Contracts held by the Fund or an Investment Fund at the end of a taxable year of the Fund or an Investment Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund or an Investment Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under the Contract), must be taken into account by the Fund in computing its taxable income for the year. If a Section 1256 Contract held by the Fund or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains and losses. Gains and losses from certain non-U.S. currency transactions, however, will be treated as ordinary income and losses unless certain conditions described under “Currency Fluctuations,” above, are met. These gains and losses will be taxed under the general rules described above. If an individual taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by an individual may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carry back does not increase or produce a net operating loss for the year.

A “securities futures contract” is not treated as a Section 1256 Contract, except when it meets the definitions of a “dealer securities futures contract.” A “securities futures contract” is any security future as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a “dealer securities futures contract”) is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer’s hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

Any “dealer securities futures contract” is treated as a Section 1256 Contract. A “dealer securities futures contract” is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain Temporary Regulations, the Fund (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Fund or the Investment Fund will be accepted by the IRS.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s or an Investment Fund’s hands. Except with respect to certain situations in which the property used to close a short sale has a long term holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund or an Investment Fund for more than one year. Certain Regulations may suspend the running of the holding period of “substantially identical property” held by the Fund or an Investment Fund.

Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If the Fund or an Investment Fund holds a short sale position with respect to stock, certain debt obligations or Fund Shares that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, however, the Fund or an Investment Fund generally will recognize gain on the date it acquires the property as if the short sale was closed on that date with the property. If the Fund or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or Fund Shares and then enters into a short sale with respect to the same or substantially identical property, the Fund or an Investment Fund generally will recognize gain as if the appreciated financial position was sold at its fair market value on the date the Fund or an Investment Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if the position was acquired on the date of the constructive sale.

Effect of Straddle Rules on Shareholders’ Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Shareholder and his, her or its indirect Share in similar securities held by the Fund or an Investment Fund as “straddles” for U.S. federal income tax purposes. The application of the “straddle” rules in such a case could affect a Shareholder’s holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Fund will not generally be in a position to furnish to Shareholders information regarding the securities positions of Investment Funds that would permit a Shareholder to determine whether his, her or its positions in securities also held by Investment Funds should be treated as offsetting positions for purposes of the straddle rules.

Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers to deduct “investment interest,” which is interest on indebtedness and any amount allowable as a deduction in connection with property used in a short sale, that is properly allocable to property held for investment. Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on the amount at ordinary income tax rates.

The Fund’s or an Investment Fund’s activities will be treated as giving rise to investment income for a Shareholder, and the investment interest limitation would apply to a noncorporate Shareholder’s share of the interest and short sale expenses attributable to the Fund’s operation. In such case, a noncorporate Shareholder would be denied a deduction for all or part of that portion of his, her or its distributive share of the Fund’s ordinary losses attributable to interest and short sale expenses unless he, she or it had sufficient investment income from all sources including the Fund. A Shareholder that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Shareholder on money borrowed to finance his, her or its investment in the Fund. Potential investors should consult their own tax advisors with respect to the application of the investment Share limitation to their particular tax situations.

Deductibility of Fund Investment Expenditures by Noncorporate Shareholders. Investment expenses including, for example, investment advisory fees of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent the excess expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual’s adjusted gross income over the specified amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Under certain Temporary Regulations, the limitations on deductibility should not apply to a noncorporate Shareholder’s share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Shareholder’s share of the investment expenses of the Fund (including the fee payable to the Adviser, and any fee payable to an Investment Manager, to the extent these expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund). The Fund intends to treat its expenses attributable to an Investment Fund that it determines is engaged in a trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to these limitations, although no assurance can be given that the IRS will agree with the treatment.

The consequences of the Code’s limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Shareholders should consult their tax advisors with respect to the application of these limitations to their situation.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain Temporary Regulations, income or loss from the Fund’s securities investment and trading activity generally will not constitute income or loss from a passive activity. Passive losses from other sources generally could not be deducted against a non-managing Shareholder’s share of such income and gain from the Fund. Income or loss attributable to the Fund’s investment in a Fund engaged in a non-securities trade or business may, however, constitute passive activity income or loss.

“Phantom Income” from Fund Investments. Under various “anti-deferral” provisions of the Code (the “passive foreign investment company,” “controlled foreign corporation” and “foreign personal holding company” provisions), investments, if any, by the Fund in certain foreign corporations may cause a Shareholder to (1) recognize taxable income prior to the Fund’s receipt of distributable proceeds, (2) pay an interest charge on receipts that are deemed as having been deferred, or (3) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as capital gain.

Non-U.S. Taxes

Certain dividends and interest directly or indirectly received by the Fund from sources outside the U.S. may be subject to non-U.S. withholding taxes. In addition, the Fund or an Investment Fund may be subject to non-U.S. capital gains taxes to the extent they purchase and sell securities of non-U.S. issuers. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Fund cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Fund’s assets to be invested in various countries is not known at this time.

The Shareholders will be informed by the Fund as to their proportionate share of the non-U.S. taxes paid by the Fund or an Investment Fund that they will be required to include in their income. The Shareholders generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Shareholder will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

An organization that is exempt from U.S. federal income tax is generally not subject to such tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a Fund in which it is a partner. This type of income is exempt, subject to the discussion of “unrelated debt financed income” below, even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption available to an exempt organization from U.S. federal income tax does not apply to the “unrelated business taxable income” (“UBTI”) of such an organization. Except as noted above with respect to certain categories of exempt trading activity, UBTI generally includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function.

UBTI includes not only trade or business income or gain as described above, but also “unrelated debt-financed income.” This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a Fund) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a Fund) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

The Fund may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving “acquisition indebtedness” and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Fund recognizes income in the form of dividends and interest from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the “average acquisition indebtedness” incurred with respect to the securities, and the denominator of which is the “average amount of the adjusted basis” of the securities during the taxable year.

To the extent the Fund recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the “acquisition indebtedness” with respect to the securities, and the denominator of which is the “average amount of the adjusted basis” of the securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund’s debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

The calculation of the Fund’s “unrelated debt-financed income” will be complex and will depend on the amount of leverage used by the Fund from time to time, the amount of leverage used by Investment Funds, and other UBTI generated by those Funds. As a result of this complexity, the Fund cannot predict the percentage of its income and gains that will be treated as UBTI for a Shareholder that is an exempt organization. An exempt organization’s share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred), among other things.

To the extent that the Fund generates UBTI, the applicable U.S. federal tax rate for an exempt Shareholder generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Shareholder. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Fund will report to a Shareholder that is an exempt organization information as to the portion of its income and gains from the Fund for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Fund is highly complex, and for that reason, no assurance can be given that the Fund’s calculation of UBTI will be accepted by the IRS.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund’s income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Fund generally should not, as a result, affect the tax-exempt status of an exempt organization. However, a charitable remainder trust will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. In view of the potential for UBTI, the Fund is not likely to be a suitable investment for a charitable remainder trust. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund.

Certain Matters Relating to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax. To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation’s investment in the Fund would most likely be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could cause cash flow problems for a prospective Shareholder that is a private foundation; as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Shares. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its interest is not significant in relation to the value of other assets it holds.

In some instances, an investment in the Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. If a private foundation (either directly or together with a “disqualified person”), for example, acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have “excess business holdings.” In such a case, the foundation may be required to divest itself of its Shares in the Fund in order to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Fund is “passive” within the applicable provisions of the Code and the Regulations. The Adviser believes that the Fund will likely meet the 95% gross income test, although the Adviser can give no absolute assurance with respect to the matter.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), individual retirement accounts (“IRAs”) and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Fund.

New Tax Shelter Disclosure Regulations

Recently issued Regulations and revenue procedures set forth the circumstances under which certain transactions must be disclosed in a disclosure statement attached to a taxpayer’s U.S. federal income tax return (a copy of such statement must also be sent to the IRS Office of Tax Shelter Analysis). In addition, these Regulations impose a requirement on certain “material advisors” to maintain a list of persons participating in such transactions, which list must be furnished to the IRS upon written request. These Regulations can apply in situations not conventionally considered to involve “tax shelters.” Consequently, it is possible that such disclosure could be required by any or all of the Fund, an Investment Fund or the Shareholders (1) if the Fund or an Investment Fund incurs a foreign currency loss on certain foreign currency transactions or a loss with respect to a position that formed part of a straddle (in each case, in excess of a certain monetary threshold and computed without regard to offsetting gains or other income) or (2) if a Shareholder or the Fund incurs a loss upon a disposition of, or withdrawal from, the Fund or an Investment Fund, respectively, in each case in excess of a certain monetary threshold, or (3) in the event that the Fund’s or an Investment Fund’s activities result in certain book/tax differences or (4) possibly in other circumstances. Furthermore, the Fund’s material advisers could be required to maintain a list of persons investing in the Fund pursuant to these Regulations and the IRS could inspect such list upon request.

Certain State and Local Taxation Matters

Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Fund. The Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. No assurance can be given, however, that the Fund will be able to achieve this goal.

State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Shareholder’s distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Shareholder is a resident. A Fund in which the Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Shareholder’s share of the Fund’s income from that business. A prospective Shareholder should consult his, her or its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Shareholder is a resident.

Special Shareholder

Morgan Stanley Alternative Investment Partners LP serves as the Special Shareholder of the Fund. The Special Shareholder shall make such contributions to the capital of the Fund from time to time in an amount sufficient for the Fund to be treated as a partnership for U.S. federal income tax purposes. The Special Shareholder may be removed by the vote or written consent of Shareholders holding not less than a majority of the total number of votes eligible to be cast by all Shareholders not affiliated with the Special Shareholder.

ERISA AND CERTAIN OTHER CONSIDERATIONS

The Fund is not designed for tax-exempt or tax-deferred investors. Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects—Unrelated Business Taxable Income” and “—Certain Issues Pertaining to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.

A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or their affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of non-ERISA Plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

Each Investment Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Investment Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Investment Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Investment Fund. The Adviser may consider the broker selection process employed by an Investment Manager as a factor in determining whether to invest in its Investment Fund. Each Investment Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best price and execution, an Investment Manager may place brokerage orders with brokers (including affiliates of the Adviser) that may provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which the Fund invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser may effect brokerage transactions for an Investment Fund.

ADMINISTRATOR

The Fund has retained the Administrator, State Street Bank and Trust Company whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative and investor services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance, repurchase and transfer of Shares, if any; (2) accepting payment for the Shares; (3) computing and disseminating the net asset value of the Fund in accordance with the Fund Agreement; (4) preparing for review the annual financial statements of the Fund, as well as monthly or quarterly reports regarding the Fund’s performance and net asset value; and (5) performing additional services, as agreed upon, necessary in connection with the administration of the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services. The Administration Agreement may be terminated at any time by either of the parties upon not less than 60 days’ written notice.

The Administrator is paid a monthly Administrative Fee of 0.005% (0.06% on an annualized basis) (with an annual minimum of $198,000). The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund. The Administrative Fee may be renegotiated from time to time between the parties. The Administration Agreement may be terminated at any time by either of the parties upon not less than 60 days’ written notice.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Shareholders for any and all liabilities or expenses except those arising out of the fraud, gross negligence or willful default or misconduct of the Administrator or its agents. In addition, under the Administration Agreement, the Fund has agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Administration Agreement, other than liability and expense arising out of the Administrator’s fraud, gross negligence or willful default or misconduct.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company also serves as the Custodian of the assets of the Fund and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

Boston Financial Data Services, Inc. (“Boston Financial”) serves as Transfer Agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for Shares. Boston Financial’s principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 5 Times Square, New York, NY 10036.

Clifford Chance US LLP, New York, New York, acts as legal counsel to the Fund. Its principal business address is 31 West 52nd Street, New York, NY 10019.

CONTROL PERSONS

Before the commencement of the Fund’s operations, Morgan Stanley Alternative Investment Partners LP (“Morgan Stanley AIP”), a limited partnership of which the Adviser serves as general partner, invested approximately $100,000 in the Fund in order to provide the Fund initial capital and for investment purposes. Subsequent to Morgan Stanley AIP’s investment, each of Morgan Stanley AIP Funding, Inc. and Morgan Stanley HFP Investment Inc. invested approximately $15 million in the Fund for investment purposes. Interests of the Fund held by Morgan Stanley AIP Funding, Inc. and Morgan Stanley HFP Investment Inc. may constitute more than 25% of outstanding Shares upon the Initial Closing Date, depending on the aggregate investments made in the Fund by other persons upon that date. By virtue of its ownership of more the than 25% of the outstanding Shares, either of Morgan Stanley AIP Funding, Inc. and Morgan Stanley HFP Investment Inc. may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote. It is anticipated that Morgan Stanley AIP Funding, Inc. and Morgan Stanley HFP Investment Inc. will no longer control the Fund as of immediately after completion of the initial offering of the Fund’s Shares. Each of Morgan Stanley AIP Funding, Inc. and Morgan Stanley HFP Investment Inc. is a Delaware limited partnership and maintains its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881.

The persons named above are the only persons owning of record or beneficially 5% or more of the outstanding Shares of the Fund.

Reports to Shareholders

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to its Shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be sent to the Fund’s Shareholders.

Fiscal Year

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on December 31st. The 12-month period ending December 31 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS